UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2020

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Small Cap Growth Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2020
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Lord Abbett & Co. LLC (“Lord Abbett”) and Peregrine Capital Management, Inc. (“Peregrine”)
Fund Performance
For the twelve-month period ended December 31, 2020, the Fund (Investor Class shares) returned 36.90%, relative to a 34.63% return for the Russell 2000® Growth Index, the Fund’s benchmark index.
Lord Abbett Commentary
Asset Class Review: The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the Covid-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the Covid-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500® Index experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.
The U.S. Federal Reserve (“Fed”) responded to the Covid-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of credit support by expanding the Primary Market Corporate Credit Facility, the Secondary Market Corporate Credit Facility, and the Term Asset-Backed Securities Loan Facility. Most notably, the expanded measures included the purchase of select fallen angels.
Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to Covid-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions and further progress in Covid-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the U.S. Supreme Court vacancy, heightened Covid-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.
Despite volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential election, while the Republican Party narrowed the Democratic majority in the House. Soon after, Pfizer/BioNTech, Moderna, and AstraZeneca each announced a Covid-19 vaccine with at least a 90% efficacy rate. In December, as expected, the

U.S. Food and Drug Administration granted emergency use authorization for the Pfizer/BioNTech and Moderna vaccines. Monetary and fiscal policy remained largely supportive, as the Fed maintained interest rates near zero in its December meeting and noted that it would continue its monthly pace of at least $120 billion of asset purchases until “substantial further progress has been made toward the Committee’s maximum employment and price stability goals.” Additionally, Congress passed a fifth Covid-19 relief package, worth roughly $900 billion, with approximately $325 billion in small business relief.
Fund Review: Security selection within the health care and consumer discretionary sectors contributed to relative performance. Within the health care sector, Twist Bioscience Corp., a developer of proprietary DNA manufacturing processes, was the largest contributor to relative performance. Shares of Twist rose as the company’s proprietary platform drove scale and product development, while lowering costs for synthetic DNA fragments, which are key for antibody drug discovery. Additionally, an allocation to Silk Road Medical, Inc., a medical device company, contributed to relative performance. Shares of Silk rose as the company’s transcarotid artery revascularization procedure, a minimally invasive approach to treat carotid artery disease, was expected to experience increased adoption.
Within the consumer discretionary sector, holdings in Fiverr International Ltd., a developer of an e-commerce platform, contributed to relative performance over the period. Fiverr experienced accelerating growth and a pull forward in profitability, as both users and freelancers flocked to the platform during the Covid-19 pandemic, benefiting its share price.
Conversely, stock selection within the communication services sector detracted from relative performance during the period. Gogo Inc., a provider of in-flight wireless services, detracted from relative performance as international and domestic travel was cut severely by major airlines due to the spread of Covid-19. Eventbrite, Inc., a provider of event management services, also detracted from relative performance. Eventbrite, like so many other businesses, was severely impacted by the spread of Covid-19 to North America, which forced the cancellation of events and the closure of venues.
Additionally, shares of Overstock.com, Inc., which operates an online shopping site, detracted from relative performance during the period. Despite exhibiting solid fundamentals, a combination of rising Covid-19 cases, a lack of fiscal stimulus, and continued political uncertainty, was expected to impact consumer spending which weighed on the share price.
Outlook: While we are optimistic about equity returns in 2021, we acknowledge the likelihood of increased volatility as rising Covid cases and political uncertainty come back to the forefront. Furthermore, we are keeping our eye on the risks noted above and new ones that could arise (i.e. rising interest rates). New market leadership has been evident in smaller cap and alternative energy companies, while value stocks have eliminated the differential to growth stocks. Over the latter part of 2020, we adjusted the portfolio to be more balanced between secular and cyclical growth stocks, which we view as appropriate at this point in the stock market and economic recovery cycle. However, the fundamentals in areas we perceive to be core sectors (information technology, consumer, health care) remain healthy, and we see no reason to make major changes at this point.
We continue to see increased signs of better economic growth in China, and some stabilization elsewhere despite rising Covid-19 cases. Market breadth is improving to historically high levels, and interest rates are settling into a tighter, but higher range, as deflationary concerns subside. Furthermore, earnings strength is also starting to broaden. Our active approach continues to focus on identifying innovative companies with both operating momentum and price momentum, and it is through this lens that we continuously assess our portfolio and developments in the broader economy.
Peregrine Commentary
2020 will be remembered as the year when the market experienced some of the most extreme conditions in recent memory. The initial shock and rapid market sell-off that resulted from the Covid-19 pandemic, soon gave way to a rapid market recovery to end the year. Much of this was underpinned by an unprecedented level of monetary support and significant fiscal stimulus through the end of the third quarter. Throughout the first three quarters, markets exhibited a growing degree of narrowness which favored larger capitalization companies, the degree to which has not been seen since the Dotcom Bubble. The success of both the Pfizer/BioNTech and Moderna vaccines announced in early November combined with the resolution of the presidential election uncertainty again drove markets higher, with small caps outperforming large in the final stretch of the year.
Market returns during the twelve-month period exhibited significant narrowness, with specific strength in highly valued, non-earning companies. Within the Russell 2000 Growth Index, non-earning companies returned 71.5% in the period – more than double the overall benchmark return in a group that now comprises 34% of the total index. Most of these names are concentrated within biotechnology, pharmaceuticals, and certain pockets of technology. This created a headwind out of our valuation sensitive style. Additionally, certain companies within the extremely valued renewable energy group also detracted from relative performance in the period.
Over our more than 40-year history, this style has persisted through literally every bull and bear market of the Russell 2000 Growth Index. This historic context gives us the confidence to say this market is not normal. It is not normal for more than 1 out of every 3 companies in the Russell 2000 Growth Index to be unprofitable, and furthermore to have those companies be the top performers. There are many alarm bells ringing which in our experience portend a high and growing degree of speculative excess which mirrors past bubbles we have seen. While we are disappointed with the underperformance this year, our high growth, yet valuation sensitive approach, has been vindicated countless times following periods of market excess. Timing corrections is a fool’s errand, but we grow more confident in our conviction that normalization is coming.
The views and opinions in this report were current as of December 31, 2020 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
*For the period from September 10, 2015 (inception) through December 31, 2015.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2020 (unaudited)
	One Year	Five Year	Since Inception(a)(b)
Institutional Class	37.51%	17.42%	14.92%
Investor Class	36.90%	17.00%	14.51%
(a) Institutional Class inception date was September 10, 2015.
(b) Investor Class inception date was September 10, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2020 (unaudited)
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	33.70%
Technology	22.80
Industrial	11.91
Consumer, Cyclical	10.75
Financial	9.70
Communications	4.29
Basic Materials	2.13
Government Money Market Mutual Funds	0.69
Utilities	0.29
Energy	0.11
Short Term Investments	3.63
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/20)	(12/31/20)	(07/01/20 – 12/31/20)
Institutional Class
Actual	$1,000.00	$1,420.20	$5.11
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.27
Investor Class
Actual	$1,000.00	$1,417.20	$7.23
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$6.04
* Expenses are equal to the Fund's annualized expense ratio of 0.84% for the Institutional Class shares and 1.19% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2020
Shares		Fair Value
COMMON STOCK
Basic Materials — 2.18%
66,429	Element Solutions Inc	$ 1,177,786
41,083	Orion Engineered Carbons SA	704,163
19,688	Steel Dynamics Inc	725,896
		2,607,845
Communications — 4.40%
2,590	AudioCodes Ltd	71,355
16,279	Calix Inc(a)	484,463
27,195	Ciena Corp(a)	1,437,256
4,777	fuboTV Inc(a)(b)	133,756
21,064	Magnite Inc(a)(b)	646,875
18,368	Mimecast Ltd(a)	1,044,037
14,723	Open Lending Corp Class A(a)	514,716
1,069	Overstock.com Inc(a)(b)	51,280
6,167	Zendesk Inc(a)	882,621
		5,266,359
Consumer, Cyclical — 11.01%
36,974	American Eagle Outfitters Inc(b)	742,068
3,165	Burlington Stores Inc(a)	827,806
32,109	Callaway Golf Co	770,937
1,927	Crocs Inc(a)	120,746
47,045	Extended Stay America Inc	696,737
8,319	FirstCash Inc	582,663
3,690	Five Below Inc(a)	645,676
6,387	Fox Factory Holding Corp(a)	675,170
2,021	Gentherm Inc(a)	131,810
4,030	Golden Nugget Online Gaming Inc(a)(b)	79,391
11,477	IAA Inc(a)	745,776
42,144	International Game Technology PLC	713,919
27,925	KAR Auction Services Inc	519,684
1,786	LGI Homes Inc(a)	189,048
38,084	Lions Gate Entertainment Corp Class B(a)	395,312
3,460	Malibu Boats Inc Class A(a)	216,042
1,809	National Vision Holdings Inc(a)	81,930
10,156	Ollie's Bargain Outlet Holdings Inc(a)	830,456
9,218	Papa John's International Inc	782,147
2,957	Rush Enterprises Inc Class A	122,479
7,771	Shyft Group Inc	220,541
24,394	Skyline Champion Corp(a)	754,750
16,476	Sleep Number Corp(a)	1,348,725
14,482	Sonos Inc(a)	338,734
37,565	Wabash National Corp	647,245
		13,179,792
Consumer, Non-Cyclical — 34.53%
7,814	ACADIA Pharmaceuticals Inc(a)	417,736
11,579	Adaptimmune Therapeutics PLC ADR(a)	62,411
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
13,514	Adaptive Biotechnologies Corp(a)	$ 799,083
31,261	Amicus Therapeutics Inc(a)	721,817
11,824	AMN Healthcare Services Inc(a)	806,988
8,230	Arena Pharmaceuticals Inc(a)	632,311
15,826	ASGN Inc(a)	1,321,946
17,044	AtriCure Inc(a)	948,839
9,776	Aurinia Pharmaceuticals Inc(a)	135,202
45,479	Avantor Inc(a)	1,280,234
27,719	Axonics Modulation Technologies Inc(a)(b)	1,383,733
7,137	Axsome Therapeutics Inc(a)	581,451
3,199	Beam Therapeutics Inc(a)(b)	261,166
15,029	Black Diamond Therapeutics Inc(a)	481,679
7,843	Blueprint Medicines Corp(a)	879,592
16,953	Cardiovascular Systems Inc(a)	741,863
3,348	CareDx Inc(a)	242,563
3,932	Castle Biosciences Inc(a)	264,034
5,715	Celsius Holdings Inc(a)	287,522
4,036	Central Garden & Pet Co(a)(b)	155,830
58,633	Cerus Corp(a)	405,740
10,123	ChemoCentryx Inc(a)	626,816
2,334	Coherus Biosciences Inc(a)	40,565
8,460	CONMED Corp	947,520
7,138	Constellation Pharmaceuticals Inc(a)	205,574
27,328	Cytokinetics Inc(a)	567,876
3,250	Eidos Therapeutics Inc(a)	427,635
7,943	elf Beauty Inc(a)	200,084
7,347	Emergent BioSolutions Inc(a)	658,291
27,020	Evo Payments Inc Class A(a)	729,810
21,714	Flexion Therapeutics Inc(a)	250,580
4,611	FTI Consulting Inc(a)	515,141
12,628	GenMark Diagnostics Inc(a)	184,369
11,285	HealthEquity Inc(a)	786,677
12,726	ICF International Inc	945,924
5,195	ICON PLC(a)	1,012,921
7,438	Immunovant Inc(a)	343,561
1,438	Inari Medical Inc(a)	125,523
4,742	Insmed Inc(a)	157,861
1,262	Inspire Medical Systems Inc(a)	237,370
8,247	Ionis Pharmaceuticals Inc(a)	466,285
12,246	Iovance Biotherapeutics Inc(a)	568,214
47,271	Ironwood Pharmaceuticals Inc(a)	538,417
1,014	Karuna Therapeutics Inc(a)	103,012
1,885	Krystal Biotech Inc(a)	113,100
19,624	LiveRamp Holdings Inc(a)	1,436,281
10,347	Monro Inc	551,495
8,629	Myovant Sciences Ltd(a)	238,333
3,891	NanoString Technologies Inc(a)	260,230
3,590	Novocure Ltd(a)	621,214
11,017	Omnicell Inc(a)	1,322,260
1,949	Ontrak Inc(a)(b)	120,429
4,432	OrthoPediatrics Corp(a)	182,820
12,656	Pacific Biosciences of California Inc(a)	328,297

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2020
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
8,716	Pacira BioSciences Inc(a)	$ 521,565
20,891	Performance Food Group Co(a)	994,621
21,301	PetIQ Inc(a)(b)	819,023
3,526	Pliant Therapeutics Inc(a)	80,111
6,277	PRA Health Sciences Inc(a)	787,387
3,622	Pulmonx Corp(a)	249,990
6,434	Quanterix Corp(a)	299,181
4,320	Rocket Pharmaceuticals Inc(a)(b)	236,909
3,604	Scholar Rock Holding Corp(a)(b)	174,902
401	Seer Inc(a)(b)	22,512
5,758	Seres Therapeutics Inc(a)	141,071
3,357	Shockwave Medical Inc(a)	348,188
10,101	SI-BONE Inc(a)	302,020
19,396	Silk Road Medical Inc(a)	1,221,560
1,600	Stoke Therapeutics Inc(a)(b)	99,088
4,023	Strategic Education Inc	383,513
22,170	Syneos Health Inc(a)	1,510,442
15,151	Tactile Systems Technology Inc(a)	680,886
4,856	TG Therapeutics Inc(a)	252,609
25,676	Theravance Biopharma Inc(a)	456,263
10,684	Trillium Therapeutics Inc(a)(b)	157,162
3,009	Turning Point Brands Inc	134,081
6,404	Turning Point Therapeutics Inc(a)	780,327
6,232	US Physical Therapy Inc	749,398
4,540	Veracyte Inc(a)	222,188
2,875	WEX Inc(a)	585,149
2,922	Willdan Group Inc(a)	121,847
7,842	Zymeworks Inc(a)	370,613
		41,328,831
Energy — 0.11%
2,488	TPI Composites Inc(a)	131,316
Financial — 9.94%
12,423	Argo Group International Holdings Ltd	542,885
23,917	BRP Group Inc Class A(a)	716,793
22,150	Essent Group Ltd	956,880
8,730	Evercore Inc Class A	957,157
2,476	eXp World Holdings Inc(a)	156,285
22,312	Focus Financial Partners Inc Class A(a)	970,572
10,690	Goosehead Insurance Inc Class A	1,333,684
11,864	Palomar Holdings Inc(a)	1,053,998
10,596	QTS Realty Trust Inc REIT Class A(b)	655,681
11,523	Ryman Hospitality Properties Inc REIT	780,799
2,790	Silvergate Capital Corp Class A(a)	207,325
17,690	Stifel Financial Corp	892,637
2,586	SVB Financial Group(a)	1,002,928
15,049	Triumph Bancorp Inc(a)	730,629
Shares		Fair Value
Financial — (continued)
2,223	Trupanion Inc(a)	$ 266,115
26,688	Virtu Financial Inc Class A	671,737
		11,896,105
Industrial — 12.21%
3,492	908 Devices Inc(a)	198,869
5,917	A O Smith Corp	324,370
17,284	Atkore International Group Inc(a)	710,545
2,232	Atlas Air Worldwide Holdings Inc(a)	121,733
23,057	AZEK Co Inc(a)	886,542
19,984	Boise Cascade Co	955,235
10,965	Chart Industries Inc(a)	1,291,567
6,178	CryoPort Inc(a)(b)	271,091
6,269	Dycom Industries Inc(a)	473,435
39,487	GasLog Ltd	146,892
3,511	Generac Holdings Inc(a)	798,437
1,219	Hydrofarm Holdings Group Inc(a)	64,095
7,499	Ichor Holdings Ltd(a)	226,057
24,739	Ingersoll Rand Inc(a)	1,127,109
27,789	KBR Inc	859,514
15,792	Knight-Swift Transportation Holdings Inc	660,421
36,153	Kratos Defense & Security Solutions Inc(a)	991,677
9,663	Masonite International Corp(a)	950,259
5,930	Montrose Environmental Group Inc(a)	183,593
6,330	nLight Inc(a)	206,675
24,394	PGT Innovations Inc(a)	496,174
4,975	Raven Industries Inc	164,623
29,540	Schneider National Inc Class B	611,478
24,282	SPX Corp(a)	1,324,340
4,651	Woodward Inc	565,236
		14,609,967
Technology — 23.36%
11,393	Agilysys Inc(a)	437,263
51,312	Allscripts Healthcare Solutions Inc(a)	740,945
14,126	Black Knight Inc(a)	1,248,032
51,564	Box Inc Class A(a)	930,730
2,493	Cardlytics Inc(a)	355,926
5,519	Cerence Inc(a)	554,549
5,917	CEVA Inc(a)	269,223
30,884	Clarivate PLC(a)	917,564
37,589	Cloudera Inc(a)	522,863
4,161	CMC Materials Inc	629,559
17,877	Cornerstone OnDemand Inc(a)	787,303
7,357	CyberArk Software Ltd(a)	1,188,818
7,885	Digital Turbine Inc(a)	445,976
39,541	Evolent Health Inc Class A(a)	633,842
14,339	FormFactor Inc(a)	616,864
2,952	Health Catalyst Inc(a)	128,500
11,437	Lumentum Holdings Inc(a)	1,084,228

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2020
Shares		Fair Value
Technology — (continued)
32,252	Nuance Communications Inc(a)	$ 1,421,991
12,876	Oak Street Health Inc(a)	787,496
18,090	Onto Innovation Inc(a)	860,179
2,138	Outset Medical Inc(a)	121,524
29,407	PagerDuty Inc(a)	1,226,272
13,550	Phreesia Inc(a)	735,223
14,019	PTC Inc(a)	1,676,813
9,244	PubMatic Inc Class A(a)(b)	258,462
10,041	Rambus Inc(a)	175,316
19,037	RealPage Inc(a)	1,660,788
13,807	Silicon Motion Technology Corp ADR	664,807
2,079	Simulations Plus Inc	149,522
20,373	Sprout Social Inc Class A(a)	925,138
21,075	SS&C Technologies Holdings Inc	1,533,206
153	Sumo Logic Inc(a)(b)	4,373
7,427	Tabula Rasa HealthCare Inc(a)(b)	318,173
8,267	Talend SA ADR(a)	316,957
12,484	Telos Corp(a)(b)	411,722
8,626	Teradyne Inc	1,034,171
2,742	Upland Software Inc(a)	125,830
26,692	Verra Mobility Corp(a)	358,207
52,893	Zuora Inc Class A(a)	736,799
97,771	Zynga Inc Class A(a)	965,000
		27,960,154
Utilities — 0.30%
2,897	Ameresco Inc Class A(a)	151,339
7,625	Evoqua Water Technologies Corp(a)	205,723
		357,062
TOTAL COMMON STOCK — 98.04% (Cost $81,424,052)		$117,337,431
GOVERNMENT MONEY MARKET MUTUAL FUNDS
424,000	Goldman Sachs Financial Square Government Fund Institutional Class(c), 0.02%(d)	424,000
424,000	JPMorgan U.S. Government Money Market Fund Capital Shares(c), 0.03%(d)	424,000
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 0.71% (Cost $848,000)		$ 848,000
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
Repurchase Agreements — 3.72%
$1,257,933	Undivided interest of 2.25% in a repurchase agreement (principal amount/value $55,851,428 with a maturity value of $55,851,924) with RBC Capital Markets Corp, 0.08%, dated 12/31/20 to be repurchased at $1,257,933 on 1/4/21 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.00%, 1/5/21 - 12/20/50, with a value of $56,968,457.(c)	$ 1,257,933
1,257,933	Undivided interest of 2.31% in a repurchase agreement (principal amount/value $54,474,036 with a maturity value of $54,474,460) with Citigroup Global Markets Inc, 0.07%, dated 12/31/20 to be repurchased at $1,257,933 on 1/4/21 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 4.00%, 9/15/21 - 1/1/51, with a value of $55,563,519.(c)	1,257,933
1,257,933	Undivided interest of 2.47% in a repurchase agreement (principal amount/value $50,827,140 with a maturity value of $50,827,535) with Morgan Stanley & Co LLC, 0.07%, dated 12/31/20 to be repurchased at $1,257,933 on 1/4/21 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 9.00%, 2/4/21 - 12/20/50, with a value of $51,843,750.(c)	1,257,933

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2020
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 674,783	Undivided interest of 22.70% in a repurchase agreement (principal amount/value $2,973,387 with a maturity value of $2,973,413) with Bank of America Securities Inc, 0.08%, dated 12/31/20 to be repurchased at $674,783 on 1/4/21 collateralized by various U.S. Government Agency securities, 1.50% - 3.50%, 2/1/48 - 1/1/51, with a value of $3,032,855.(c)	$ 674,783
TOTAL SHORT TERM INVESTMENTS — 3.72% (Cost $4,448,582)		$ 4,448,582
TOTAL INVESTMENTS — 102.47% (Cost $86,720,634)		$122,634,013
OTHER ASSETS & LIABILITIES, NET — (2.47)%		$ (2,958,583)
TOTAL NET ASSETS — 100.00%		$119,675,430
(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2020.
(c)	Collateral received for securities on loan.
(d)	Rate shown is the 7-day yield as of December 31, 2020.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2020
Great-West Small Cap Growth Fund
ASSETS:
Investments in securities, fair value (including $5,168,758 of securities on loan)(a)	$118,185,431
Repurchase agreements, fair value(b)	4,448,582
Cash	2,899,749
Dividends receivable	20,079
Subscriptions receivable	7,873
Receivable for investments sold	57,782
Total Assets	125,619,496
LIABILITIES:
Payable for director fees	5,258
Payable for other accrued fees	32,961
Payable for shareholder services fees	2,430
Payable to investment adviser	80,107
Payable upon return of securities loaned	5,296,582
Redemptions payable	526,728
Total Liabilities	5,944,066
NET ASSETS	$119,675,430
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$881,567
Paid-in capital in excess of par	76,804,034
Undistributed/accumulated earnings	41,989,829
NET ASSETS	$119,675,430
NET ASSETS BY CLASS
Investor Class	$7,908,159
Institutional Class	$111,767,271
CAPITAL STOCK:
Authorized
Investor Class	15,000,000
Institutional Class	40,000,000
Issued and Outstanding
Investor Class	589,972
Institutional Class	8,225,696
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$13.40
Institutional Class	$13.59
(a) Cost of investments	$82,272,052
(b) Cost of repurchase agreements	$4,448,582
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2020
Great-West Small Cap Growth Fund
INVESTMENT INCOME:
Income from securities lending	$57,202
Dividends	520,895
Foreign withholding tax	(1,291)
Total Income	576,806
EXPENSES:
Management fees	926,270
Shareholder services fees – Investor Class	23,817
Audit and tax fees	29,085
Custodian fees	31,790
Director's fees	20,142
Legal fees	6,016
Pricing fees	880
Registration fees	28,497
Transfer agent fees	7,495
Other fees	1,979
Total Expenses	1,075,971
Less amount waived by investment adviser	113,401
Net Expenses	962,570
NET INVESTMENT LOSS	(385,764)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	17,099,811
Net Realized Gain	17,099,811
Net change in unrealized appreciation on investments	25,958,270
Net Change in Unrealized Appreciation	25,958,270
Net Realized and Unrealized Gain	43,058,081
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,672,317
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2020 and December 31, 2019
Great-West Small Cap Growth Fund	2020	2019
OPERATIONS:
Net investment loss	$(385,764)	$(167,393)
Net realized gain	17,099,811	6,672,414
Net change in unrealized appreciation	25,958,270	14,171,395
Net Increase in Net Assets Resulting from Operations	42,672,317	20,676,416
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(785,231)	(259,561)
Institutional Class	(11,504,921)	(3,951,044)
From Net Investment Income and Net Realized Gains	(12,290,152)	(4,210,605)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	2,600,769	2,117,134
Institutional Class	33,249,224	38,517,131
Shares issued in reinvestment of distributions
Investor Class	785,231	259,561
Institutional Class	11,504,921	3,951,044
Shares redeemed
Investor Class	(3,877,315)	(3,591,535)
Institutional Class	(60,351,215)	(23,335,947)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(16,088,385)	17,917,388
Total Increase in Net Assets	14,293,780	34,383,199
NET ASSETS:
Beginning of year	105,381,650	70,998,451
End of year	$119,675,430	$105,381,650
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	268,404	202,152
Institutional Class	3,611,268	3,622,035
Shares issued in reinvestment of distributions
Investor Class	61,486	23,791
Institutional Class	891,053	357,885
Shares redeemed
Investor Class	(338,843)	(339,641)
Institutional Class	(5,245,179)	(2,204,897)
Net Increase (Decrease)	(751,811)	1,661,325
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP GROWTH FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2020	$10.89	(0.07)	4.00	3.93	-	(0.85)	(0.57)	(1.42)	$13.40	36.90%
12/31/2019	$ 8.91	(0.05)	2.48	2.43	-	-	(0.45)	(0.45)	$10.89	27.28%
12/31/2018	$11.59	(0.07)	(0.31)	(0.38)	-	(0.62)	(1.68)	(2.30)	$ 8.91	(2.99%)
12/31/2017	$ 9.99	(0.07)	2.22	2.15	-	-	(0.55)	(0.55)	$11.59	21.49%
12/31/2016	$ 9.36	(0.03)	0.66	0.63	-	-	-	-	$ 9.99	6.73%
Institutional Class
12/31/2020	$11.02	(0.04)	4.08	4.04	-	(0.90)	(0.57)	(1.47)	$13.59	37.51%
12/31/2019	$ 8.99	(0.02)	2.51	2.49	-	(0.01)	(0.45)	(0.46)	$11.02	27.69%
12/31/2018	$11.68	(0.03)	(0.32)	(0.35)	-	(0.66)	(1.68)	(2.34)	$ 8.99	(2.72%)
12/31/2017	$10.03	(0.03)	2.23	2.20	-	-	(0.55)	(0.55)	$11.68	21.91%
12/31/2016	$ 9.37	0.00 (d)	0.68	0.68	(0.01)	(0.01)	-	(0.02)	$10.03	7.16%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2020	$ 7,908	1.67%	1.19%	(0.67%)	80%
12/31/2019	$ 6,521	1.66%	1.19%	(0.53%)	70%
12/31/2018	$ 6,347	1.64%	1.19%	(0.55%)	86%
12/31/2017	$ 5,142	1.51%	1.21%	(0.60%)	119%
12/31/2016	$ 5,170	1.25%	1.25%	(0.31%)	91%
Institutional Class
12/31/2020	$111,767	0.92%	0.84%	(0.32%)	80%
12/31/2019	$ 98,861	0.92%	0.84%	(0.16%)	70%
12/31/2018	$ 64,652	0.95%	0.84%	(0.20%)	86%
12/31/2017	$ 54,110	0.99%	0.86%	(0.25%)	119%
12/31/2016	$ 47,367	0.90%	0.90%	0.03%	91%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP GROWTH FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of fifty-five funds. Interests in the Great-West Small Cap Growth Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - December 31, 2020

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2020, all of the Fund’s investments are valued using Level 1 inputs, except for Short Term Investments, which are valued using Level 2 inputs. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.

Annual Report - December 31, 2020

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	2020	2019
Ordinary income	$7,543,721	$75,898
Long-term capital gain	4,746,431	4,134,707
	$12,290,152	$4,210,605
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and adjustments for real estate investment trusts.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$4,154,632
Undistributed long-term capital gains	3,638,414
Capital loss carryforwards	—
Post-October losses	—
Net unrealized appreciation	34,196,783
Tax composition of capital	$41,989,829

Annual Report - December 31, 2020

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2020 were as follows:
Federal tax cost of investments	$88,437,230
Gross unrealized appreciation on investments	36,557,515
Gross unrealized depreciation on investments	(2,360,732)
Net unrealized appreciation on investments	$34,196,783
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.83% of the Fund’s average daily net assets up to $1 billion dollars, 0.78% of the Fund’s average daily net assets over $1 billion dollars and 0.73% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.84% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2021 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2020, the amounts subject to recoupment were as follows:
Expires December 31, 2021	Expires December 31, 2022	Expires December 31, 2023	Recoupment of Past Reimbursed Fees by the Adviser
$110,177	$101,045	$113,401	$0
The Adviser and Great-West Funds have entered into sub-advisory agreements with Peregrine Capital Management LLC and Lord, Abbett & Co LLC. The Adviser is responsible for compensating the Sub-Adviser for its services.
Effective April 29, 2020, Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class. Prior to April 29, 2020, GWL&A provided the Shareholder Services pursuant to an agreement between Great-West Funds and GWL&A.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all fifty-five funds for which they serve as directors was $1,041,000 for the fiscal year ended December 31, 2020.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $86,604,097 and $114,464,604, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.

Annual Report - December 31, 2020

4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2020, the Fund had securities on loan valued at $5,168,758 and received collateral as reported on the Statement of Assets and Liabilities of $5,296,582 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2020, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2020, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Small Cap Growth Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2021
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2020, 7% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 77	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	55	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 57	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	55	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 61	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Counseling and Education Center; and former Director, Grand Junction Housing Authority	55	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 66	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	55	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 77	Independent Director	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	55	N/A
Interested Directors******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower Retirement, LLC ("Empower"); Chairman, President & Chief Executive Officer, Great-West Capital Management, LLC ("GWCM"); formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	55	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; Chairman, President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	55	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 64	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 46	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Corporate & Investments, Empower; Associate General Counsel & Associate Secretary, Great-West Life & Annuity Insurance Company ("GWL&A"); Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS Equities, Inc.	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 53	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Accounting & Global Middle Office, Empower; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 34	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 53	Assistant Treasurer	Since 2007	Director, Investment Operations, Empower; Assistant Treasurer, GWCM; Director and Assistant Treasurer, GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 45	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, Empower; Assistant Treasurer, GWCM; Assistant Vice President & Assistant Treasurer, GWTC	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2021. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a Sub-Adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value and Great-West T. Rowe Price Mid Cap Growth Funds. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the Great-West Capital Management, LLC (the “Adviser”) Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through May 2020 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception in December 2018 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 11, 2020. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,122,930 for fiscal year 2019 and $1,026,559 for fiscal year 2020.
(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2019 and $60,000 for fiscal year 2020. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2019 and $0 for fiscal year 2020.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2019 equaled $1,556,795 and for fiscal year 2020 equaled $2,132,450.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2021
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2021
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2021